                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 16, 2005


                                   BELK, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                 000-26207                 56-2058574
--------------------------------------------------------------------------------
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


   2801 West Tyvola Road, Charlotte, North Carolina         28217-45000
--------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (704) 357-1000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 16, 2005, the Board of Directors of Belk, Inc. ("Belk"), on the recommendation of the Compensation Committee, approved the Belk, Inc. 2005 Transition Incentive Plan (the "Plan") to encourage the successful transition of the recently-acquired Proffitt's and McRae's stores into Belk. Participants in the Plan include Belk's executive officers.

There are two performance periods under the Plan: (1) the period from Fall of fiscal year 2006 through Spring of Fiscal Year 2007 and (2) the period from Fall of fiscal year 2007 through Spring of fiscal year 2008. Pursuant to the Plan, shares of Belk Class B common stock are awarded to executive officers based upon achievement of certain performance goals for each performance period. Of the total number of Class B shares to be awarded under the Plan, 40% are for the first performance period and 60% are for the second performance period. The performance goals under the Plan are Belk's cumulative sales achieved during each performance period and Belk's normalized earnings before interest and taxes for each performance period.

The maximum number of shares that may be awarded under the Plan for all participants is 325,000. Any shares awarded under the Plan will be issued to participants within two and one-half months of the end of each performance period. The average value of award grants at the target level is approximately 30% of the participant's base salary.

The Plan is authorized under the Belk, Inc. 2000 Incentive Stock Plan, which was approved by shareholders in May 2000 and filed with the SEC. The form of the Executive Transition Incentive Plan Certificate is filed as an exhibit to this report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

10.1  Form of Executive Transition Incentive Plan Certificate

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    BELK, INC.



Date:  November 22, 2005            By:        /s/ Ralph A. Pitts
                                       -----------------------------------------
                                       Ralph A. Pitts, Executive Vice President,
                                       General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

10.1              Form of Executive Transition Incentive Plan Certificate